o FIST2 SA-1



                          SUPPLEMENT DATED MAY 1, 2005
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                       FRANKLIN INVESTORS SECURITIES TRUST
         (FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND, FRANKLIN
          FLOATING RATE DAILY ACCESS FUND, FRANKLIN LOW DURATION TOTAL
                  RETURN FUND, AND FRANKLIN TOTAL RETURN FUND)
                              DATED MARCH 1, 2005

The Statement of Additional Information (SAI) is amended as follows:

I. The following is added to the "Management and Other Services-Administration fees" section:

Under its administration agreement, the Adjustable U.S. Government Fund pays the manager an administration fee equal to an annual rate of:

o 0.10% of the fund's average daily net assets up to and including $5 billion;
o 0.09% of average daily net assets over $5 billion up to and including
  $10 billion; and
o 0.08% of average daily net assets over $10 billion.

During the last three fiscal years ended October 31, the Adjustable U.S. Government Fund paid the manager the following administration fees:



      ADMINISTRATION FEES PAID ($)
----------------------------------
2004 ................... 619,351
2003 ................... 637,547
2002 ................... 371,865



               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.